Q4 FY25 Earnings presentation Exhibit 99.2

DISCLAIMER Forward-Looking Statements   This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “future,” “growth,” “opportunity,” “well-positioned,” "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “project,” “may,” “could,” and “should,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to, projected financial information; statements regarding future events and opportunities; our product and technology roadmap; estimates and forecasts of financial and other performance metrics; projections of market opportunity, including opportunities in emerging and adjacent markets; the pending sale of our equity interest in Wuxi indie Microelectronics Technology Co., Ltd, its projected timing to close, impact to our consolidated financial statements and our sales in China, as well as the timing and anticipated benefits of our acquisitions. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements.  In addition to the factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on March 3, 2025, as supplemented by our Quarterly Reports on Form 10-Q, and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: macroeconomic conditions, including inflation, rising interest rates and volatility in the credit and financial markets; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of the pending sale of our entire equity interest in Wuxi and any potential adverse effects of such sale on our business, financial condition, operating results and stock price; the impact of recent acquisitions made and any other acquisitions we may make, including our ability to successfully integrate acquired businesses and risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions, including the recent trade and tariff actions taken or proposed by the U.S. government affecting the countries where we operate; armed conflict, political or economic instability in our target markets. We caution that the foregoing list of factors is not exclusive. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements made in this presentation or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.   Industry and Market Data  In this presentation, we rely on and refer to information and statistics regarding the sectors in which we compete and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms. Although we believe these sources are reliable, they have not independently verified the information and we do not guarantee their accuracy and completeness. We have supplemented this information where necessary with information from discussions with our customers and our own internal estimates, taking into account publicly available information about other industry participants and our management’s best view regarding information that is not publicly available.   Trademarks and Trade Names   indie and the indie logo are our trademarks. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with indie, or an endorsement or sponsorship by or of indie.

DISCLAIMER Use of GAAP, Non-GAAP and Other Financial Measures   This presentation contains certain financial measures that have not been calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”), including non-GAAP operating expenses, non-GAAP operating income, and non-GAAP net earnings (loss) per share. We do not report a GAAP or non-GAAP measure of gross profit or gross margin because certain costs related to contract revenues are expensed as incurred and included in research and development expenses, and not in cost of sales, as it is not practicable for us to bifurcate these expenses.  We believe that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Management may use these non-GAAP financial measures to, among other things, evaluate operating performance and compare it against past periods or against peer companies, make operating decisions, forecast for future periods and to determine payments under compensation programs. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods and competitors more difficult, analyze trends in ongoing operations or improve management’s ability to forecast future periods.  The non-GAAP financial measures presented should not be considered in isolation and are not an alternative for the respective GAAP financial measure that is most directly comparable to each such non-GAAP financial measure. Investors are cautioned against placing undue reliance on these non-GAAP financial measures and are urged to review and consider carefully the adjustments made by management to the most directly comparable GAAP financial measures to arrive at these non-GAAP financial measures in our most recent earnings release. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating our operating performance or ongoing business performance. Further, non-GAAP financial measures are likely to have limited value for purposes of drawing comparisons between companies as a result of different companies potentially calculating similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

Commenced radar chipset shipments to Tier 1 partner following customer radar product launch iND880 design win with Chinese EV manufacturer for camera monitoring, ramping mid-2026 Fourth quarter Business highlights Completed emotion3D integration, expanding perception software ecosystem Announced strategic perception software partnership with Mahindra for XEV 93 and BE 6 Electric Origin SUVs Awarded DFB laser design win for non-automotive LiDAR application; secured largest LXM laser booking Qi 2.0 wireless charging production expected in first half of 2026 with Ford

Q4 FY25 earnings snapshot * See Appendix for GAAP to Non-GAAP reconciliation Solid fourth quarter execution with sequential revenue growth and continued progress on key program ramps Revenue of $58M, up 8% sequentially, exceeding the midpoint of outlook by $1M Non-GAAP Operating expenses* of $36.8M, achieving the $8-10M savings goal, demonstrating continued cost discipline Non-GAAP Net Loss Per Share* of $0.07 reflecting investment phase ahead of major program ramps Total Cash, Cash Equivalents and Restricted Cash of $155.7M

Looking ahead to Q1 FY26 Q1 FY26 Outlook Revenue $52 - $58 million $55 million at midpoint $21M revenue from Wuxi $34M from core indie business Non-GAAP Operating Expenses* ~$37 million Relatively flat from Q4 FY25 Non-GAAP Net Interest Expense* ~$2.6 million Non-GAAP Net Loss Per Share* $0.07 On a base of 223 million shares outstanding * See Disclaimer slides regarding Non-GAAP measures.

Appendix & Supplementals

FY2025 financial metrics by quarter GAAP Results (in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Revenue 54,077 51,634 53,676 58,007 Cost of Goods Sold 31,528 30,693 32,173 36,368 SELECT NON-CASH Items Included in GAAP COGS (in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Acquisition-related expenses (110) (110) (110) (110) Amortization of intangible assets (3,839) (4,172) (4,363) (4,631) Share-based compensation (293) (125) (631) (319) indie Semiconductor | Supplemental Financial Detail

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP